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                                                                EXHIBIT 10.14(b)

                              AMENDMENT NUMBER TWO
                                       to
            Amended and Restated Master Repurchase Agreement dated as
       of May 13, 2002, amended and restated to and including May 21, 2004 between
          NEW CENTURY FUNDING A, a Delaware statutory trust, as Seller
                                       and
                         BANK OF AMERICA, N.A., as Buyer

        This AMENDMENT NUMBER TWO (this "Amendment Number Two") is made and is effective as of this 5th day of May 2005 (the "Effective Date") between NEW CENTURY FUNDING A, a Delaware statutory trust ("Seller") and BANK OF AMERICA, N.A., a national banking association ("Buyer").

                                    RECITALS

                A. Seller and Buyer entered into that certain Amended and Restated Master Repurchase Agreement dated as of May 13, 2002, amended and restated to and including May 21, 2004 (as amended, supplemented or otherwise modified from time to time, the "Master Repurchase Agreement").

                B. Seller has requested that Buyer further modify the Master Repurchase Agreement to extend the term thereof and make such other modifications to the Master Repurchase Agreement set forth herein and Buyer has agreed to make such modifications to the Master Repurchase Agreement subject to the terms of this Amendment Number Two.

                C.Seller and Buyer each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

                NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and in the Master Repurchase Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to the following:

                1. Miscellaneous. For all purposes of this Amendment Number Two, except as otherwise expressly provided or unless the context otherwise requires,
(a) unless otherwise defined herein, all capitalized terms used herein shall have the meanings attributed to them by the Master Repurchase Agreement, (b) the capitalized terms expressly defined in this Amendment Number Two have the meanings assigned to them in this Amendment Number Two and include (i) all genders and (ii) the plural as well as the singular, (c) all references to words such as "herein", "hereof" and the like shall refer to this Amendment Number Two as a whole and not to any particular article or section within this Amendment Number Two, (d) the term "include" and all variations thereon shall mean "include without limitation", and (e) the term "or" shall include "and/or".


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                2. Amendments. Effective as of the Effective Date, Section 27 of
the Master Repurchase Agreement is modified by deleting the section in its entirety and replacing it with the following:

                27. TERMINATION

                        This Agreement shall remain in effect until the earlier
                of (i) July 8, 2005 or (ii) at Buyer's option upon the occurrence of an Event of Default (such date, the "Termination Date"). However, no such termination shall affect Seller's outstanding obligations to Buyer at the time-of such termination. Seller's obligations to indemnify Buyer pursuant to this Agreement shall survive the termination hereof.

                3. No Other Changes. Except as expressly modified or amended in this Amendment Number Two, all of the terms, covenants, provisions, agreements and conditions of the Master Repurchase Agreement are hereby ratified and confirmed in every respect and shall remain unmodified and unchanged and shall continue in full force and effect.

                4. Representations. In order to induce the Buyer to execute and deliver this Amendment Number Two, the Seller hereby represents to the Buyer that as of the date hereof, after giving effect to this Amendment Number Two, the Seller is in full compliance with all of the terms and conditions of the Master Repurchase Agreement and no default or Event of Default has occurred and is continuing under the Master Repurchase Agreement.

                5. Counterparts. This Amendment Number Two may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                6. Governing Law; Waiver of Jury Trial. This Amendment Number Two shall be governed by, and construed in accordance with, the laws of the State of New York, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflicts of laws principles. The parties hereto each hereby waive the right of trial by jury in any litigation arising hereunder.

                7. Miscellaneous. It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Christiana Bank & Trust Company, not individually or personally, but solely as trustee of the Seller, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Seller is made and intended not as a personal representation, undertaking and agreement by Christiana Bank & Trust Company but is made and intended for the purpose for binding only the Seller, (c) nothing herein contained shall be construed as creating any liability on the Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall the Christiana Bank & Trust Company be


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personally liable for the payment of any indebtedness or expenses of the Seller or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Seller under this Amendment or any other related documents.


                         [NO FURTHER TEXT ON THIS PAGE]



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                IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Amendment Number Two to Master Repurchase Agreement as of the date first above written.

                                        NEW CENTURY FUNDING A

                                        By: Christiana Bank & Trust Company, not
                                            in its individual capacity but
                                            solely as owner trustee

                                        By: /s/ James M. Young
                                            ------------------------------------
                                            Name: James M. Young
                                            Title: Assistant Vice President


                                        BANK OF AMERICA, N.A.


                                        By: /s/ Christopher G. Young
                                            ------------------------------------
                                            Name: Christopher G. Young
                                            Title: Vice President


Acknowledged and Agreed:

NEW CENTURY MORTGAGE CORPORATION,
as Guarantor


By: /s/ Kevin Cloyd
    ------------------------------------
Name: Kevin Cloyd
Title: Executive Vice President


NEW CENTURY FINANCIAL CORPORATION,
as Guarantor


By: /s/ Kevin Cloyd
    ------------------------------------
Name: Kevin Cloyd
Title: Executive Vice President